Summary Prospectus
July 29, 2025
Seasons Series Trust
SA American Century Inflation Managed Portfolio (formerly, SA American Century Inflation Protection Portfolio)
(Class 1 and Class 3 Shares)
Seasons Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated July 29, 2025, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and to other mutual funds. This Summary Prospectus is not intended for use by other investors.
Before you invest, you may want to review Seasons Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.corebridgefinancial.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@corebridgefinancial.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is long-term total return using a strategy that seeks to protect against U.S. inflation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.60%	0.60%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses[1]	0.66%	0.91%
1
The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which reflects operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$67	$211	$368	$822
Class 3 Shares	93	290	504	1,120
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are
Seasons Series Trust

SA American Century Inflation Managed Portfolio (formerly, SA American
Century Inflation Protection Portfolio)
not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio invests substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation, under normal conditions the Portfolio will invest over 50% of its assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as U.S. and non-U.S. corporations and foreign governments. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in debt securities that are not inflation-indexed. Such investments could include other investment-grade debt securities (e.g., corporate bonds and notes), commercial paper, and mortgage-backed and asset-backed securities, whether issued by the U.S. government, its agencies or instrumentalities, U.S. and non-U.S. corporations or other non-governmental issuers, or foreign governments.
Securities issued by the U.S. Treasury and certain U.S. government agencies, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government. Securities issued by other U.S. government agencies, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, these agencies are authorized to borrow from the U.S. Treasury to meet their obligations. Inflation-indexed securities issued by non-U.S. government entities are backed only by the credit of the issuer.
The Portfolio also may invest in derivative instruments, provided that such instruments are in keeping with the Portfolio’s investment goal. For example, the Portfolio could use swap agreements to manage or reduce the risk of the effects of inflation with respect to the Portfolio’s position in non-inflation-indexed securities. The Portfolio also may enter into foreign currency exchange transactions for hedging purposes or to enhance returns. The Portfolio may also use when-issued and forward commitment transactions. The Portfolio may also invest in collateralized debt obligations (“CDOs”), including collateralized loan obligations, and other similarly structured investments.
The portfolio managers are not limited to a specific weighted average maturity range. However, the portfolio managers monitor the Portfolio’s weighted average maturity and seek to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Bonds Risk. The Portfolio invests significantly in bonds. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in bonds, movements in the bond market generally may affect its performance. In addition, individual bonds selected for the Portfolio may underperform the market generally. Fixed income securities may be subject to volatility due to changes in interest rates.
Inflation-Indexed Securities Risk. Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rate, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject
Seasons Series Trust

SA American Century Inflation Managed Portfolio (formerly, SA American
Century Inflation Protection Portfolio)
to taxation when the adjustment is made and not when the instrument matures.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds (“TIPS”), even during a period of deflation. However, the current market value of a fixed income security is not guaranteed, and will fluctuate. Inflation-indexed securities, other than TIPS, may not provide a similar guarantee and may be supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. In addition, although the U.S. Government has honored its credit obligations, there remains a possibility that the U.S. could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Portfolio’s investments.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to prepayment risk (described below) and “extension risk.” Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
CDOs Risk. The risks of an investment in a CDO depend largely on the quality and type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to being subject to the risks of securitized instruments generally, CDOs are also subject to additional risks, such as illiquidity risk; the risk that distributions from collateral securities will not be adequate to make interest or other payments; and the risk that the collateral may default, decline in value or be downgraded.
Seasons Series Trust

SA American Century Inflation Managed Portfolio (formerly, SA American
Century Inflation Protection Portfolio)
Prepayment Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through or fixed income securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities (or other positions) are not denominated.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Settlement Risk. Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.
Inflation Risk. The market price of the Portfolio’s debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Portfolio. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases. The Portfolio may be subject to inflation risk because no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury, due to the Internal Revenue Code provisions governing insurance product funds. Because the number of inflation-indexed debt securities issued by other entities is limited, the Portfolio may have a substantial position in non-inflation-indexed securities. To the extent that this is the case, that portion of the portfolio will not be automatically protected from inflation.
Seasons Series Trust

SA American Century Inflation Managed Portfolio (formerly, SA American
Century Inflation Protection Portfolio)
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism, sanctions and other armed conflicts; trade wars and similar conflicts; disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rates and price fluctuations; and other conditions or events. In addition, the adviser’s or a subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index) and the Bloomberg U.S. TIPS Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective February 22, 2022, American Century Investment Management, Inc. (“American Century”) assumed management of the Portfolio.
(Class 3 Shares)

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	4.73%
Lowest Quarterly Return:	June 30, 2022	-7.10%
Year to Date Most Recent Quarter:	June 30, 2025	4.17%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Class 1 Shares	1.71%	0.99%	1.56%
Class 3 Shares	1.58%	0.74%	1.31%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	1.84%	1.87%	2.24%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica. The Portfolio is subadvised by American Century and the portfolio managers are noted below.
Seasons Series Trust

SA American Century Inflation Managed Portfolio (formerly, SA American
Century Inflation Protection Portfolio)
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Robert V. Gahagan Senior Vice President and Senior Portfolio Manager	2022
Miguel Castillo Vice President and Portfolio Manager	2022
Charles Tan Co-Chief Investment Officer - Global Fixed Income, Senior Vice President and Senior Portfolio Manager	2022
Stephen Bartolini, CFA Vice President and Senior Portfolio Manager	2024
James E. Platz, CFA Vice President and Portfolio Manager	2022
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and SunAmerica Series Trust. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and SunAmerica Series Trust. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
Seasons Series Trust

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CSP-812546_315_794.8 (7/25)